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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      MARCH 2, 1998
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                                 SRS LABS, INC.
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             (Exact name of registrant as specified in its charter)


       DELAWARE                          0-21123                33-0714264
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(State or other jurisdiction           (Commission            (IRS Employer
  of incorporation)                  File Number)           Identification No.)


 2909 DAIMLER STREET, SANTA ANA, CALIFORNIA                       92705
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  (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code         (949) 442-1070
                                                  ------------------------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)





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         The undersigned registrant hereby amends, to the extent set forth herein, the registrant's Current Report on Form 8-K dated March 12, 1998, and filed with the Securities and Exchange Commission on March 13, 1998.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a)       Financial Statements of Business Acquired.

                      The audited consolidated financial statements of Valence Technology Inc., a British Virgin Islands company ("Valence"), for the ten months ended January 31, 1998 and for the year ended March 31, 1997, and the related Independent Auditors' Report, are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

            (b)       Pro Forma Financial Statements.

                      The unaudited pro forma consolidated condensed financial statements of SRS Labs, Inc., a Delaware corporation ("SRS Labs"), for the twelve months ended December 31, 1997 and the three months ended March 31, 1998 reflecting the acquisition of Valence are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

            (c)       Exhibits.

                      99.1 Audited consolidated financial statements of Valence for the ten months ended January 31, 1998 and for the year ended March 31, 1997, and the related Independent Auditors' Report.

                      99.2 Unaudited pro forma consolidated condensed financial statements of SRS Labs for the twelve months ended December 31, 1997 and the three months ended March 31, 1998 reflecting the acquisition of Valence.




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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                SRS LABS, INC.,
                                                a Delaware corporation
                                                (Registrant)


Date:  May 18, 1998                         By: /s/ THOMAS C.K. YUEN
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                                                Thomas C. K. Yuen
                                                Chairman of the Board and
                                                Chief Executive Officer







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                                  EXHIBIT INDEX

Exhibit No.                     Description
-----------                     -----------

   99.1 Audited consolidated financial statements of Valence for the ten months ended January 31, 1998 and for the year ended March 31, 1997, and the related Independent Auditors' Report.

   99.2 Unaudited pro forma consolidated condensed financial statements of SRS Labs for the twelve months ended December 31, 1997 and the three months ended March 31, 1998 reflecting the acquisition of Valence.










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